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                                                                   EXHIBIT 10.1


                          SUBORDINATED PROMISSORY NOTE


$5,000,000.00                                                Dallas, Texas
                                                             December 27, 2000

               FOR VALUE RECEIVED, the undersigned, UNITED STATES LIME & MINERALS, INC., a Texas corporation, TEXAS LIME COMPANY, a Texas corporation, and ARKANSAS LIME COMPANY, an Arkansas corporation (such three corporations collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of INBERDON ENTERPRISES, LTD., a British Columbia corporation (the "Payee"), on March 27, 2001, the principal sum of Five Million Dollars (US$5,000,000.00), at the offices of the Payee at 1020-789 West Pender Street, Vancouver, British Columbia, Canada V6C 1H2, and to pay interest on the unpaid principal balance hereof from time to time outstanding payable at the time and in the manner set forth above, accrued at the rate which at all times prior to maturity shall be nine and three-quarters percent (9 3/4%) per annum and which from and after maturity shall be eleven and three-quarters percent (11 3/4%) per annum and shall be payable on demand. All sums payable hereon, whether principal, interest or otherwise, shall be payable in lawful money of the United States of America and in immediately available funds, all without any offset, deduction, recoupment or counterclaim whatsoever. Interest hereon shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

               The Borrowers reserve the right to prepay this Subordinated Promissory Note in whole at any time or in portions consisting of $100,000.00 or an integral multiple thereof from time to time, without premium or penalty but with interest on the principal amount being prepaid accrued to the date of the prepayment.

               Interest shall continue to accrue hereon at the rate or rates hereinabove set forth after, as well as before, the filing of any petition or application or the commencement of any proceeding or the appointment of any custodian, receiver, trustee or similar official of the type described in the following paragraph, in each case whether under state, federal or foreign law.

               In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereon exceed the highest rate permissible under any applicable law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court shall determine that the Payee or other holder hereof has charged or received interest hereon in excess of the highest permissible rate, the rate in effect hereon shall automatically be reduced to the maximum rate permissible under applicable law and the Payee or other holder hereof shall, at its election, (i) promptly refund to the Borrowers any interest received by it in excess of the maximum lawful rate or (ii) shall apply such excess to the principal balance hereof. It is the intent hereof that the Borrowers not pay or contract to pay, and that the Payee not




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receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrowers under applicable law.

               If the Borrower (i) shall generally not, or shall be unable to, or shall admit in writing its inability to pay its debts as such debts become due; or (ii) shall make a general assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver, trustee or other similar official for it or a substantial part of its assets; or
(iii) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (iv) shall have any such petition or application filed or any such proceeding commenced against it, in which an order for relief is entered or adjudication or appointment is made and which remains undismissed for a period of sixty (60) days or more; or (v) by any act or omission shall indicate its consent to, approval of, or acquiescence in any such petition, application or proceeding, or order for relief, or the appointment of a custodian, receiver, trustee or other similar official for all or any substantial part of its properties; or (vi) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of sixty (60) days or more, THEN, and in any such event, the outstanding principal balance hereof, all interest thereon, and all other amounts payable hereunder shall forthwith become and thereafter be due and payable without notice, declaration, presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrowers.

               If all or any portion of the principal of or interest on this Subordinated Promissory Note, or other sum owing hereunder, is not paid punctually when due, the undersigned agrees to pay all costs and expenses (including without limitation the reasonable fees and disbursements of counsel) incurred by the Payee or other holder hereof in the collection of this Subordinated Promissory Note.

               This Subordinated Promissory Note is subordinated on the terms set forth in the following subparagraphs (a) through (i), inclusive (the terms set forth in such subparagraphs being herein sometimes referred to collectively as the "Subordination Provisions"):

                  (a) Any provision of this Subordinated Promissory Note to the contrary notwithstanding, but subject, however, to subparagraph (h) hereof, the Borrowers hereby agree, and the Payee and each subsequent holder hereof (the Payee and any such subsequent holder for the time being collectively, the "Holder") by its acceptance hereof hereby agrees, that the payment of all of the principal of and all interest, fees and other amounts owing hereon or in respect hereof are and shall be subject and subordinate to the prior payment in full of (i) all of the indebtedness of the Borrowers to the Lenders and the Administrative Agent (both as hereinafter defined) under the Credit Agreement, dated as of April 22, 1999, as amended (as amended, the "Credit Agreement"), by and among the Borrowers, the Lenders referred to therein (the "Lenders") and First Union National Bank, as Administrative Agent (the "Administrative Agent") and (ii) all of the indebtedness of the Borrowers to First Union National Bank (the "Working Capital Lender") from time to time outstanding under the Working Capital Facility referred to in



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         the Credit Agreement (the "Working Capital Facility"), in each case whether such indebtedness is now existing or hereafter arises (all of the indebtedness referred to in the foregoing clauses (i) and (ii) being herein sometimes referred to collectively as the "Senior Debt"), in the manner and to the extent hereinafter set forth.

                  (b) Anything in any agreement executed and delivered by the Borrowers or the Payee, or any promissory note executed by the Borrowers, or otherwise, to the contrary notwithstanding, but subject, however, to subparagraph (h) hereof, the Borrowers shall not make and the Holder shall not demand, accept or retain, any payment or prepayment of any portion of the indebtedness evidence hereby (such indebtedness being hereinafter sometimes referred to collectively as the "Subordinated Debt") so long as any part of the Senior Debt shall remain outstanding.

                  (c) Subject to subparagraph (h) hereof, in the event of any voluntary or involuntary case under the federal bankruptcy laws involving any of the Borrowers or any other voluntary or involuntary proceeding or action involving any of the Borrowers of the type referred to in sections 10.1(i) and (j) of the Credit Agreement (and, in the case of any such involuntary case, proceeding or action the same shall have continued unstayed and undismissed for the grace period, if any, applicable thereto specified in such sections), then and in any such event: (i) all of the Senior Debt shall first be paid in full before any payment or distribution of any character, whether in cash, securities or other property, shall be made in respect of the Subordinated Debt; and (ii) any payment or distribution of any character payable or deliverable in respect of the Subordinated Debt (including any payment or distribution of any other indebtedness of the Borrowers or any of them being subordinated to the Subordinated Debt) shall be paid or delivered directly to the Administrative Agent for the ratable benefit of the Lenders and the Working Capital Lender (collectively, the "Senior Creditors") until all Senior Debt shall have been paid in full, and the Holder irrevocably authorizes, empowers and directs all receivers, custodians, trustees, liquidators, conservators and others having authority in the premises to effect all such payments and deliveries. The Holder shall execute and deliver to the Administrative Agent, for the ratable benefit of the Senior Creditors, all such further instruments confirming the authorization referred to in the preceding sentence as the Administrative Agent or the Working Capital Lender may reasonably request.

                  (d) In the event that any of the Borrowers shall make an assignment for the benefit of creditors or any proceedings shall be commenced by or against the Borrowers or any of them under any bankruptcy, reorganization, readjustment of debt, arrangement, dissolution, receivership, liquidation or insolvency law or statute now or hereafter in effect, then and in any such event and at any time thereafter the Holder will, upon the written request of the Administrative Agent or the Working Capital Lender and at the expense of the Senior Creditors, use reasonable efforts to prove, enforce and endeavor to obtain payment of the aggregate outstanding amount of all unpaid Subordinated Debt payments due and payable, or thereafter becoming due and payable from the affected


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         Borrower or Borrowers to the Holder, and, subject to subparagraph (h), will turn over to the Administrative Agent, for the ratable benefit of the Senior Creditors, in precisely the form received, any payment of any kind or character received on account of such Subordinated Debt for application to the payment of any indebtedness, liabilities and obligations then existing of the Borrowers to the holders of the Senior Debt or any of them. Subject to subparagraph (h), in the event that the Holder shall fail to take any such action properly requested by the Administrative Agent or the Working Capital Lender, the Administrative Agent may, as attorney-in-fact for the Holder but on prior notice to the Holder, take such action on behalf of the Holder, but for the use and benefit of the Senior Creditors pro rata, and the Holder hereby appoints the Administrative Agent as its attorney-in-fact to demand, sue for, collect and receive every such payment and distribution and give acquittance therefor and to file claims and to take such other proceedings in the Administrative Agent"s own name or in the name of the Holder or otherwise, and to vote, give consent and take any other steps with regard thereto, all as the Administrative Agent may deem necessary or advisable for the enforcement of these Subordination Provisions; and the Holder, by its acceptance hereof hereby agrees to execute and deliver to the Agent for the ratable benefit of the Senior Creditors such additional powers of attorney, assignments and other instruments as may reasonably be requested by the Administrative Agent or the Working Capital Lender in order to enable the Administrative Agent to enforce any and all claims upon or with respect to the aforesaid Subordinated Debt and to collect and give any and all payments or distributions which may be payable or deliverable at any time upon or with respect to such Subordinated Debt.

                  (e) In case cash, securities or other property otherwise payable or deliverable to the Holder shall have been applied pursuant to the provisions of the preceding paragraph to the payment of Senior Debt, and if the Senior Debt shall have been paid in full, then and in any such case the Holder shall be subrogated to any rights of the Administrative Agent or the Senior Creditors to receive any further payments or distributions applicable to the Senior Debt, until the Holder shall have been paid in full. No such payments or distributions received by the Holder by reason of such subrogation, of cash, securities or other property which otherwise would be paid or distributed to the Administrative Agent or the Senior Creditors, shall, as between the Borrower and its creditors other than the Senior Creditors, on the one hand, and the Holder on the other hand, be deemed to be a payment by any Borrower on account of the Subordinated Debt.

                  (f) Each Holder by its acceptance hereof hereby (i) waives any and all notices of the acceptance of these Subordination Provisions or of the creation, renewal, extension or accrual, now or at any time in the future, of any indebtedness, liabilities or obligations of any Borrower to any Senior Creditor or of the reliance of any Senior Creditor on these Subordination Provisions, (ii) consents that, without notice to or further assent by it, the indebtedness, liabilities or obligations of the Borrowers or of any other party with respect to such indebtedness, liabilities and obligations may from time to time, in whole or in part, be renewed, extended, modified or released by the obligee with respect to such indebtedness, liabilities or obligations as the case may be, as such obligee may deem advisable, (iii) consents that the Credit Agreement or the Working Capital Facility, or both, or any other instrument or document executed and delivered in connection with any of them, may from time to time, in whole or in


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         part, be (x) renewed, extended, modified or released by the
         Administrative Agent or the Working Capital Lender, as the case may be, as it may deem advisable and (y) amended, modified, supplemented or terminated, (iv) consents that any collateral security for any of such indebtedness, liabilities and obligations may from time to time, in whole or in part, be exchanged, sold or surrendered by the Administrative Agent or the Working Capital Lender, as the case may be, as it may deem advisable, and (v) consents that the Administrative Agent or the Working Capital Lender, as the case may be, may take any other action it may deem necessary or appropriate in connection with such indebtedness, liabilities and obligations, all without in any manner or to any extent impairing or affecting the obligations of the Borrowers and the Holder contained in these Subordination Provisions.

                  (g) If, notwithstanding the provisions of this Subordinated Promissory Note any payment or distribution of any character (whether in cash, securities or other property) or any security shall be received by the Holder from any of the Borrowers in contravention of the terms of this Subordinated Promissory Note, such payment, distribution or security shall not be commingled with any other assets of the Holder, shall be held in trust for the benefit of the Senior Creditors and shall be paid over or delivered and transferred to the Administrative Agent, or its representative, for application to the payment pro rata of all Senior Debt remaining unpaid, until all of the Senior Debt shall have been paid in full.

                  (h) Any provision of this Subordinated Promissory Note to the contrary notwithstanding, all or any part of the indebtedness, principal, interest or otherwise, evidenced hereby may be freely paid or prepaid in whole at any time or in portions as hereinabove provided from time to time, without any consent, authorization or approval of any Senior Creditor or other person, solely out of the proceeds of the issuance by the Borrowers or any of them of any shares of the capital stock of the Borrowers or any one or more of them, or any obligations of the Borrowers or any one or more of them subordinated on like terms with these Subordination Provisions or on terms otherwise acceptable to the Required Lenders and the Working Capital Lender.



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                  (i) The foregoing provisions of subparagraphs (a) through (h)
         are solely for the purpose of defining the relative rights and priorities of the Payee and all subsequent holders hereof from time to time, on the one hand, and the Senior Creditors, on the other hand, and, subject to the rights of the Senior Creditors as aforesaid, nothing herein contained shall affect the obligations of the Borrowers, which obligations are absolute and unconditional, to pay to the Holder, in each case punctually when due, all of the principal of, interest on and other amounts owing in respect of this Subordinated Promissory Note strictly in accordance with the terms hereof. The provisions of these subparagraphs (a) through (i) may not be amended or terminated orally, but may be amended or terminated only in writing signed by the Borrowers, the Holder, the Administrative Agent and the Working Capital Lender or their respective successors or assigns. No waiver of any term or provision of this Subordinated Promissory Note shall be effective unless it is in writing, signed by the party or parties against whom such waiver is sought to be enforced, and making specific reference to this Subordinated Promissory Note. This Subordinated Promissory Note shall inure to the benefit of the holders of the Senior Debt and their successors and assigns and shall be binding upon the Borrowers and the Holder and their respective successors and assigns.

               Presentment for payment, demand, dishonor, protest and notice of dishonor and of protest are all hereby waived by the Borrowers and all endorsers, if any, hereon.

               This Subordinated Promissory Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without reference to the conflicts or choice of law principles thereof.

               IN WITNESS WHEREOF, the Borrowers have caused this Subordinated Promissory Note to be duly executed in their names by their proper corporate officer and their seals, if any, to be affixed hereto on the day and year first hereinabove set forth.

                                   UNITED STATES LIME & MINERALS, INC.
                                   TEXAS LIME COMPANY
                                   ARKANSAS LIME COMPANY


                                   By: /s/ TIMOTHY W. BYRNE
                                      -----------------------------------------
                                      Timothy W. Byrne
                                      President of each such corporation